UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): Jaunary 15, 2005


                     GS AUTO LOAN TRUST 2004-1
        ------------------------------------------------------------

              (Exact name of registrant as specified in its charter)

New York                        333-101904-02           51-6548509
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(governing law of                 (Commission           (IRS EIN)
Sales and Servicing Agreement)    File Number)
(State or other
jurisdiction
of Incorporation)




       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
--------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

On Jaunary 18, 2005 a distribution was made to holders of GS AUTO LOAN TRUST 2004-1


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits

           Exhibit Number          Description

           EX-99.1 Monthly report distributed to holders of GS Auto Loan Trust 2004-1 relating to the Jaunary 18, 2005 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     GS AUTO LOAN TRUST 2004-1
                            (Registrant)

             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   1/18/05
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of GS AUTO LOAN TRUST 2004-1, relating to the Jaunary 18, 2005 distribution



                   EX-99.1

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GS AUTO LOAN TRUST 2004-1




Record Date:            1/14/05
Distribution Date:      1/18/05


GS AUTO LOAN TRUST 2004-1

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529

                                Distribution Summary



GS Auto Loan Trust 2004-1
Statement to Certificateholders
January 18, 2005


DISTRIBUTION IN DOLLARS
        ORIGINAL        BEGINNING                                                                                   ENDING
        FACE            PRINCIPAL                                                    UNPAID       UNPAID          PRINCIPAL
CLASS   VALUE           BALANCE         PRINCIPAL       INTEREST            TOTAL   PRINCIPAL   INTEREST           BALANCE

A-1     336,137,000.00            0.00           0.00         0.00            0.00   0.00           0.00                 0.00
A-2     297,914,000.00  222,381,822.15  30,743,157.90   277,977.28   31,021,135.18   0.00           0.00       191,638,664.24
A-3     314,944,000.00  314,944,000.00           0.00   559,025.60      559,025.60   0.00           0.00       314,944,000.00
A-4     224,081,000.00  224,081,000.00           0.00   494,845.54      494,845.54   0.00           0.00       224,081,000.00
B        56,587,000.00   38,178,267.94   5,494,056.55    68,402.73    5,562,459.28   0.00           0.00        32,684,211.38
C        26,704,000.00   26,704,000.00           0.00    59,638.93       59,638.93   0.00           0.00        26,704,000.00
D        29,248,000.00   29,248,000.00           0.00   121,866.67      121,866.67   0.00           0.00        29,248,000.00
Cert              0.00            0.00           0.00         0.00            0.00   0.00           0.00                 0.00


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                   INTEREST RATES

                        BEGINNING                                                       ENDING                  Interest
CLASS   CUSIP           PRINCIPAL       PRINCIPAL       INTEREST        TOTAL           PRINCIPAL       Class   Rate

A-1     36292RAJ10          0.00000000    0.00000000    0.00000000        0.00000000        0.00000000  A-1     1.11%
A-2     36292RAK7         746.46314758  103.19474044    0.93307893      104.12781938      643.26840714  A-2     1.50%
A-3     36292RAL5       1,000.00000000    0.00000000    1.77500000        1.77500000    1,000.00000000  A-3     2.13%
A-4     36292RAM3       1,000.00000000    0.00000000    2.20833333        2.20833333    1,000.00000000  A-4     2.65%
B       36292RAN1         674.68266450   97.09043687    1.20880644       98.29924331      577.59222763  B       2.15%
C       36292RAP6       1,000.00000000    0.00000000    2.23333333        2.23333333    1,000.00000000  C       2.68%
D       36292RAQ4       1,000.00000000    0.00000000    4.16666667        4.16666667    1,000.00000000  D       5.00%



        Collections received with respect to the receivables
                Payments Collected Attributed to Principal                      $20,560,206.88
                Accounts Paid in Full                                            12,619,510.99
                Liquidated Receivables (including Cram-downs)                       728,632.88
                Repurchased Receivables                                              75,303.63
                        Available Principal                                      33,983,654.38

                Payments Collected Attributed to Interest                         4,867,229.26
                        Total Available Funds                                    38,850,883.64

        Other Pool Balance Reductions
                Small Balance write offs                                                687.57
                Other Principal Reductions                                                0.00



        Principal Allocations
                Regular Principal Allocation                                     36,237,214.46
                Regular Principal Allocation
                        per $1,000 original principal balance                      28.18667677
                First Allocation of Principal                                             0.00
                First Allocation of Principal
                        per $1,000 original principal balance                       0.00000000
                Second Allocation of Principal                                          0.00
                Second Allocation of Principal
                        per $1,000 original principal balance                       0.00000000
                Third Allocation of Principal                                           0.00
                Third Allocation of Principal
                        per $1,000 original principal balance                       0.00000000

                Pool Balance and Pool Factor
                Beginning Pool Balance                                          865,235,025.17
                Beginning Pool Factor                                              0.680415140
                Ending Pool Balance                                             830,299,618.46
                Ending Pool Factor                                                 0.652942166

                Principal Payment Amounts
                Class A-1 Principal Payment Amount                                        0.00
                 increase / (decrease) in Class A-1 unpaid principal                      0.00
                Class A-1 previously due and unpaid principal                             0.00

                Class A-2 Principal Payment Amount                               30,743,157.90
                 increase / (decrease) in Class A-2 unpaid principal                      0.00
                Class A-2 previously due and unpaid principal                             0.00

                Class A-3 Principal Payment Amount                                        0.00
                 increase / (decrease) in Class A-3 unpaid principal                      0.00
                Class A-3 previously due and unpaid principal                             0.00

                Class A-4 Principal Payment Amount                                        0.00
                 increase / (decrease) in Class A-4 unpaid principal                      0.00
                Class A-4 previously due and unpaid principal                             0.00

                Class B Principal Payment Amount                                  5,494,056.55
                 increase / (decrease) in Class B unpaid principal                        0.00
                Class B previously due and unpaid principal                               0.00

                Class C Principal Payment Amount                                          0.00
                 increase / (decrease) in Class C unpaid principal                        0.00
                Class C previously due and unpaid principal                               0.00

                Class D Principal Payment Amount                                          0.00
                 increase / (decrease) in Class D unpaid principal                        0.00
                Class D previously due and unpaid principal                               0.00

                Certificate Distribution Amount                                           0.00


                Interest Payment Amounts
                Class A-1 Interest Payment Amount                                         0.00
                 increase / (decrease) in Class A-1 unpaid interest                       0.00
                Class A-1 previously due and unpaid interest                              0.00

                Class A-2 Interest Payment Amount                                   277,977.28
                 increase / (decrease) in Class A-2 unpaid interest                       0.00
                Class A-2 previously due and unpaid interest                              0.00

                Class A-3 Interest Payment Amount                                   559,025.60
                 increase / (decrease) in Class A-3 unpaid principal                      0.00
                Class A-3 previously due and unpaid interest                              0.00

                Class A-4 Interest Payment Amount                                   494,845.54
                 increase / (decrease) in Class A-4 unpaid interest                       0.00
                Class A-4 previously due and unpaid interest                              0.00

                Class B Interest Payment Amount                                      68,402.73
                 increase / (decrease) in Class B unpaid principal                        0.00
                Class B previously due and unpaid interest                                0.00

                Class C Interest Payment Amount                                      59,638.93
                 increase / (decrease) in Class C unpaid interest                         0.00
                Class C previously due and unpaid interest                                0.00

                Class D Interest Payment Amount                                     121,866.67
                 increase / (decrease) in Class D unpaid interest                         0.00
                Class D previously due and unpaid interest                                0.00

                Certificates                                                               n/a


        Fees Paid
                 Net Servicing Fee                                                   14,420.58
                 Amount Net Servicing Fee not paid                                        0.00
                 Repayment of prior unpaid Net Servicing Fees                             0.00
                 Net Servicing Fee paid to Servicer                                  14,420.58
                 Net Servicing Fee per $1,000 original principal balance           0.011340252

                 cumulative balance of unpaid Net Servicing Fee                           0.00

                Receivables Servicer Supplement Payment Amount
                  Ford Credit                                           184,154.74
                  Huntington                                            536,874.45
                    Total Receivables Servicer Supplement Payment Amount            721,029.19
                    Total Receivables Servicer Supplement Payment Amount
                        per $1,000 original principal balance                      0.567012617

                Reimbursement of Servicing Advances                                   16723.15
                Reimbursement of Servicing Advances
                        per $1,000 original principal balance                      0.013150975

                Reimbursement of Prior Month Interest Advances                      278,906.18
                Reimbursement of Prior Month Interest Advances
                        per $1,000 original principal balance                      0.219329988

                Owner Trustee Fee                                                       833.33
                Owner Trustee Fee per $1,000 original principal balance            0.000655328

                Indenture Trustee Fee                                                     0.00
                Indenture Trustee Fee per $1,000 original principal balance        0.000000000

        Total Distributions                                                      38,850,883.64


        Current Period Losses
                Realized Losses                                                     942,911.12
                Cram Down Losses                                                          0.00

        Current Period Liquidated or Purchased Receivables
                        Purchase Amount of Receivables repurchased                   75,303.63

                        Liquidated Receivables                                    1,654,820.85


        Delinquency Information

                Group Totals
                                        Principal
                Period          Number  Balance         Percentage
                30 - 59 days    680     9,029,036.61    1.09%
                60 - 89 days    123     1,684,410.35    0.20%
                90 + days       106     1,582,035.08    0.19%
                Totals          909     12,295,482.04   1.48%

        Repossession Information (Total Inventory)
                Number of Receivables as to which vehicles have been Repossessed           136
                Balance of Receivables as to which vehicles
                        have been Repossessed                                     1,923,510.21

        Extension Information
                Number of Extensions Granted                                             1,750
                Principal Balance of Receivables to
                        which Extensions were Granted                            24,258,993.44

        Overcollateralization Amounts
                  Beginning Target Overcollateralization Level                   17,304,700.50
                  Ending Target Overcollateralization Level                      16,605,992.37


        Three-Month Annualized Net Loss Ratio                                             1.22%

        Cumulative Net Loss Ratio                                                         0.56%

        Annualized Net Loss Ratio                                                         0.89%

        WAC                                                     6.38

        WAM                                                     42.60

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